                       AMENDMENT NO. 8 TO CREDIT AGREEMENT

        AMENDMENT NO. 8, dated as of September 30, 2002 (this "Amendment"), to Credit Agreement, by and among Private Business, Inc., a Tennessee corporation (the "Borrower"), the Lenders and Fleet National Bank, as the Initial Issuing Bank, the Swing Line Bank and the Administrative Agent.

                             PRELIMINARY STATEMENTS

        (A) The Borrower, the Lenders and Fleet National Bank, as the Initial Issuing Bank, the Swing Line Bank and the Administrative Agent, are parties to that certain Credit Agreement, dated as of August 7, 1998 (as amended to the date hereof, the "Credit Agreement").

        (B) The Borrower, Administrative Agent and Lenders wish to amend the Credit Agreement as set forth in this Amendment.

        (C) The terms defined in the Credit Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

ARTICLE 1. Amendments to Credit Agreement.

        Section 1.1. The aggregate amount of the Revolving Credit Commitments are reduced from $7,500,000 to $5,000,000. The Revolving Credit Commitment of each Revolving Credit Lender shall be reduced pro rata such that the new Revolving Credit Commitment of each Revolving Credit Lender shall be as set forth below:

        Revolving Credit Lender                      Revolving Credit Commitment
        -----------------------                      ---------------------------
        Fleet National Bank                                $2,272,727.28

        Citizens Bank of Massachusetts                     $1,363,636.36

        LaSalle Bank National Association                  $  909,090.91

        Credit Lyonnais New York Branch                    $  454,545.45

        Section 1.2. Section 1.1 is amended by deleting from the definition of "Applicable Margin" the tables entitled "Applicable Margin for Eurodollar Rate Advances" and "Applicable Margin for Prime Rate Advances" and replacing them with the following tables:

                 Applicable Margin for Eurodollar Rate Advances

Ratio of Consolidated          Revolving Credit Advances,
Debt to EBITDA                 Term A Advances                Term B Advances
--------------                 ---------------                ---------------
Greater than 3.00                      3.75%                        4.25%

Greater than 2.50
  less than or equal to 3.00           3.25%                        3.75%

Greater than 2.00
  less than or equal to 2.50           3.00%                        3.50%

Less than or equal to 2.00             2.50%                        3.25%


                    Applicable Margin for Prime Rate Advances

Ratio of Consolidated          Revolving Credit Advances,
Debt to EBITDA                 Term A Advances                Term B Advances
--------------                 ---------------                ---------------
Greater than 3.00                      2.50%                        3.00%

Greater than 2.50
  less than or equal to 3.00           2.00%                        2.50%

Greater than 2.00
  less than or equal to 2.50           1.75%                        2.50%

Less than or equal to 2.00             1.25%                        2.25%


        Section 1.3. Section 1.1 of the Credit Agreement is amended by inserting in the definition of "Capital Expenditures" after the words "real property or improvements" the words", software development costs"; and inserting after the words "Net Cash Proceeds" at the end of such definition the words "; and provided, further, that any software development costs shall be included in the calculation of Capital Expenditures regardless of whether or not such have been or should have been, in accordance with GAAP, reflected as additions to property, plant or equipment on a consolidated balance sheet of such Person".

        Section 1.4. Section 2.6(b)(i) of the Credit Agreement is amended by deleting such Section in its entirety and replacing it with the following:

         "Within ninety (90) days following the end of each Fiscal Year, the Borrower shall execute and deliver to the Administrative Agent a certificate of the Borrower's Chief Executive Officer or Chief Financial Officer demonstrating its calculation of Excess Cash Flow for such Fiscal Year along with a prepayment of the then outstanding Advances equal to seventy-five percent (75%) of the annual Excess Cash Flow."

        Section 1.5. Section 5 of the Credit Agreement is amended by adding the following immediately following Section 5.16 as new Sections 5.17 and 5.18 of the Credit Agreement:

         SECTION 5.17 Review of Fiscal Year 2003 Operating Plan. Borrower agrees that the Lender Parties shall engage, at Borrower's expense (which expenses shall be paid directly by Borrower and shall be in an amount not to exceed $15,000, exclusive of reasonable travel costs), an independent professional consultant, which consultant shall be acceptable to Lender Parties in their sole discretion, to conduct a comprehensive review of Borrower's Fiscal Year 2003 operating plan. Such review shall consist of, but not be limited to, a review and analysis of the operating plan assumptions and such other matters as the Lender Parties shall request in their sole discretion.

         SECTION 5.18 UCC Article 9 Revisions. Borrower hereby agrees to execute and deliver any and all documents and instruments as reasonably requested by Administrative Agent, including but not limited to such executed UCC-3 amendments in such jurisdictions as Administrative Agent may request, in order to perfect and maintain its security interests in the Collateral under the UCC as in effect from and after July 1, 2001.


        Section 1.6. Section 6.17 of the Credit Agreement is amended by deleting the maximum Capital Expenditure amounts for the Fiscal Years 2002 through 2006 and replacing them with the following:

         Period                                                 Amount
         ------                                                 ------
         Fiscal Year 2002                                     $3,500,000
         Fiscal Year 2003                                     $3,500,000
         Fiscal Year 2004                                     $3,500,000
         Fiscal Year 2005                                     $3,500,000
         Fiscal Year 2006                                     $3,500,000


        Section 1.7. Section 8.1 of the Credit Agreement is amended by deleting the minimum EBITDA covenant levels for the periods of four fiscal quarters ending on or about September 30, 2002 through December 31, 2003 and replacing them with the following:

         Four Fiscal Quarters ending on or about:             Minimum EBITDA
         ----------------------------------------             --------------
         September 30, 2002                                   $14,500,000
         December 31, 2002                                    $13,500,000
         March 31, 2003                                       $13,500,000
         June 30, 2003                                        $13,000,000
         September 30, 2003                                   $13,500,000
         December 31, 2003                                    $13,750,000

        Section 1.8. Section 8.2 of the Credit Agreement is amended by deleting the maximum Ratio of Consolidated Debt to EBITDA covenant levels for the periods of four fiscal quarters ending on or about December 31, 2002 through December 31, 2003 and replacing them with the following:

         Four Fiscal Quarters ending on or about:             Ratio
         ----------------------------------------             -----
         December 31, 2002                                    2.25:1
         March 31, 2003                                       2.15:1
         June 30, 2003                                        2.15:1
         September 30, 2003                                   2.00:1
         December 31, 2003                                    2.00:1

ARTICLE 2. Confirmations and References.

        Section 2.1. Continuing Effect. The Credit Agreement and the other Loan Documents delivered in connection therewith are, and shall continue to be, in full force and effect, and are hereby ratified and confirmed in all respects, except that, on and after the date hereof, (a) all references in the Loan Documents (i) to the "Credit Agreement," "thereto," "thereof," "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby and (ii) to the "Loan Documents" shall be deemed to include this Amendment; and (b) all references in the Credit Agreement to "this Agreement," "hereto," "hereof," "hereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby.

        Section 2.2. Confirmation of Liens. The Liens granted pursuant to the Collateral Documents secure, without limitation, the Obligations of the Borrower and its Subsidiaries to the Lenders and the Administrative Agent under the Credit Agreement as amended by this Amendment. The term "Obligations" as used in the Collateral Documents (or any other term used therein to refer to the liabilities and obligations of the Borrower and its Subsidiaries to the Lenders and the Administrative Agent), include, without limitation, Obligations to the Lenders and the Administrative Agent under the Credit Agreement as amended by this Amendment.

        Section 2.3. Amendment. This Amendment shall be deemed to be an amendment to the Credit Agreement and shall not be construed in any way as a replacement or substitution therefor. All of the terms and conditions of, and terms defined in, this Amendment are hereby incorporated by reference into the Credit Agreement as if such terms and provisions were set forth in full therein.

ARTICLE 3. Effectiveness of Amendment. This Amendment shall be effective upon the satisfaction of each of the following conditions precedent:

        Section 3.1. This Amendment shall have been executed and delivered by the Borrower, each other Loan Party, the Administrative Agent, the Required Lenders and Revolving Credit Lenders holding greater than 50% of the aggregate Revolving Credit Commitments.

        Section 3.2. After giving effect to this Amendment, there shall exist no Event of Default or Default under the Credit Agreement.

        Section 3.3. The Borrower shall have paid an amendment fee to the Administrative Agent, for the account of each Lender which has approved this Amendment, as evidenced by such Lender's timely execution and delivery of a counterpart signature page to this Amendment, in an amount equal to 0.25% (i.e. 25 basis points) of the aggregate of such approving Lenders' Commitments after giving effect to this Amendment.

ARTICLE 4. Miscellaneous.

        Section 4.1. Continued Effectiveness. Except as specifically amended herein, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

        Section 4.2. Governing Law. This Amendment shall be governed and construed in accordance with the laws of the State of New York.

        Section 4.3. Severability. The provisions of this Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Amendment in any jurisdiction.

        Section 4.4. Counterparts. This Amendment may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of this Amendment by facsimile shall be as effective as delivery of an originally executed counterpart.

        Section 4.5. Binding Effect; Assignment. This Amendment shall be binding upon and inure to the benefit of the Borrower and its respective successors and to the benefit of the Administrative Agent and the Lenders and their respective successors and assigns. The rights and obligations of the Borrower under this Amendment shall not be assigned or delegated without the prior written consent of the Lenders, and any purported assignment or delegation without such consent shall be void.

        Section 4.6. Expenses. The Borrower shall pay the Administrative Agent upon demand for all reasonable expenses, including reasonable fees of counsel for the Administrative Agent, incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and any documents required to be furnished herewith.


                            [Signature Pages Follow]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized on the date first above written.

                                            PRIVATE BUSINESS, INC.,
                                            AS BORROWER

                                            By: /s/ Gerard M. Hayden, Jr.
                                               ---------------------------------

                                            Title: Chief Financial Officer
                                                   -----------------------------

                                            ACKNOWLEDGED AND CONSENTED TO:

                                            PRIVATE BUSINESS INSURANCE, INC.
                                            PRIVATE BUSINESS CAPITAL, INC.
                                            PRIVATE BUSINESS PROCESSING, INC.
                                            TOWNE SERVICES, INC.
                                            BANKING SOLUTIONS, INC.
                                            BSI ACQUISITION CORP.
                                            IMAGING INSTITUTE, INC.
                                            FORSEON CORPORATION


                                            By: /s/ Gerard M. Hayden, Jr.
                                               ---------------------------------

                                            Title: Chief Financial Officer
                                                   -----------------------------








         [PRIVATE BUSINESS, INC. - AMENDMENT NO. 8 TO CREDIT AGREEMENT]

                                            FLEET NATIONAL BANK,
                                            AS INITIAL ISSUING BANK,
                                            AS SWING LINE BANK,
                                            AS ADMINISTRATIVE AGENT AND
                                            AS LENDER

                                            By: /s/ Stephen M. Curran
                                               ---------------------------------

                                            Title: Director
                                                   -----------------------------














         [PRIVATE BUSINESS, INC. - AMENDMENT NO. 8 TO CREDIT AGREEMENT]

                                            CITIZENS BANK OF MASSACHUSETTS,
                                            AS LENDER


                                            By: /s/ Lawrence E. Jacobs
                                               ---------------------------------

                                            Title: Vice President
                                                   -----------------------------











         [PRIVATE BUSINESS, INC. - AMENDMENT NO. 8 TO CREDIT AGREEMENT]

                                            PILGRIM PRIME RATE TRUST,
                                            AS LENDER

                                            By: Pilgrim Investments, Inc.,
                                            as its Investment Manager


                                            By:_________________________________

                                            Title:______________________________










         [PRIVATE BUSINESS, INC. - AMENDMENT NO. 8 TO CREDIT AGREEMENT]

                                            LASALLE BANK NATIONAL ASSOCIATION,
                                            AS LENDER


                                            By: /s/ Christopher J. O'Brien
                                               ---------------------------------

                                            Title: Senior Vice President
                                                   -----------------------------












         [PRIVATE BUSINESS, INC. - AMENDMENT NO. 8 TO CREDIT AGREEMENT]

                                            CREDIT LYONNAIS NEW YORK BRANCH,
                                            AS LENDER


                                            By:_________________________________

                                            Title:______________________________

















         [PRIVATE BUSINESS, INC. - AMENDMENT NO. 8 TO CREDIT AGREEMENT]